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                                                                    EXHIBIT 10.7

                            STOCKHOLDERS' AGREEMENT

     THIS AGREEMENT is made as of March 18, 1996, by and among Phillip C. Yeager, David P. Yeager, the Laura C. Yeager 1994 GST Trust, the Matthew D. Yeager 1994 GST Trust, the Phillip D. Yeager 1994 GST Trust, Mark A. Yeager, the Alexander B. Yeager 1994 GST Trust, the Samantha N. Yeager 1994 GST Trust, and Debra A. Jensen (each, a "Stockholder" and collectively, the "Stockholders").

                             W I T N E S S E T H:


     WHEREAS, the Stockholders are the holders of all of the outstanding shares of Class B Common Stock, $0.01 par value per share (the "Class B Stock"), of Hub Group, Inc., a Delaware corporation (the "Company"); and


     WHEREAS, the Stockholders wish to record, among other matters, their understanding regarding the voting of the Class B Stock and their respective rights to transfer shares of Class B Stock.


     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, the parties agree as follows:


                                   ARTICLE I

                                  DEFINITIONS


          Section 1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms shall have the following meanings for the purposes of this Agreement:


          "Company" shall have the meaning ascribed thereto in the preamble.


          "Class A Stock" shall mean the shares of Class A Common Stock, $0.01 par value per share, of the Company.


          "Class B Stock" shall have the meaning ascribed thereto in the preamble, together with (i) any shares of Class B Stock that subsequently may be issued or issuable with respect to the Class B Stock as a result of a stock split or dividend or any sale, transfer, assignment or other transaction involving the Class B Stock by the Company, (ii) any securities into which the Class B Stock may thereafter be changed as a result of merger, consolidation, recapitalization or otherwise (other than securities issued upon conversion of Class B Stock pursuant to the terms thereof) and (iii) any shares of Class B Stock acquired pursuant to this Agreement.
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     "Offer" shall have the meaning ascribed thereto in Section 2.2(a).

     "Offered Interest" shall have the meaning ascribed thereto in Section
2.2(a).

      "Offerees" shall have the meaning ascribed thereto in Section 2.2(a).

      "Offering Stockholder" shall have the meaning ascribed thereto in Section 2.2(a).


      "Permitted Transferee" shall mean Phillip C. Yeager, the descendants (whether natural or adopted) of Phillip C. Yeager, the spouse of Phillip C. Yeager or any descendant (whether natural or adopted) of Phillip C. Yeager, any estate of any of the foregoing, any trust for the primary benefit of any one or more of the foregoing and any Person, all of the outstanding equity securities of which are owned by any one or more of the foregoing.

      "Person" shall mean any individual, corporation, proprietorship, firm, partnership, limited partnership, trust, association or other entity.

     "Stockholder" or "Stockholders" shall have the meanings ascribed thereto in the preamble, together with any Person who becomes subject to this Agreement pursuant to Article II hereof.

     "Transfer" shall mean any transaction by which a Stockholder purports to assign its shares of Class B Stock to another Person and shall include a sale, assignment, bequest, pledge, encumbrance, hypothecation, mortgage, exchange or other disposition by of law or otherwise. For purposes of this Agreement, the term "Transfer" shall include a conversion of shares of Class B Stock into shares of Class A Stock of the Company pursuant to the Company's Certificate of Incorporation.

                                   ARTICLE II
                            RESTRICTIONS ON TRANSFER

     Section 2.1 No Transfer of Class B Stock Except in Compliance with Agreement. No Stockholder shall Transfer its shares of Class B Stock, except in compliance with the provisions of this Article II.

     Section 2.2  Transfers Pursuant to a Right of First Refusal.

          (a) If a Stockholder (the "Offering Stockholder") desires to Transfer all or any portion of its shares of Class B Stock (all or such portion is hereinafter referred to as the "Offered Interest") to any Person who is not a Permitted Transferee, the Offering Stockholder shall first deliver to each other Stockholder (the "Offerees"), a written notice setting forth an offer to sell the Offered Interest, pro rata to each Offeree in accordance with its percentage ownership of Class B Common Stock, for a specified cash dollar

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amount per share (which price, in the event of a conversion of Class B Stock pursuant to the Company's Certificate of Incorporation or any other Transfer for which a price is not specified, shall be the closing sale price of the shares of Class A Stock on the Nasdaq Stock Market on the date of the notice) and on specified terms and conditions (the "Offer"). For a period of 30 days after receipt by the Offeree of an Offer, the Offeree shall have a first right to purchase its pro rata portion of the Offered Interest. To exercise its rights hereunder, an Offeree must deliver to the Offering Stockholder a written notice setting forth the number of shares of Class B Stock such Offeree desires to purchase and, if such Offeree desires to purchase more than its pro rata portion of the Offered Interest, a statement of the maximum additional amount of the Offered Interest such Offeree would purchase if the other Offerees elect not to purchase their pro rata share. In the event that any Offeree shall have declined to exercise its right to purchase a portion of the Offered Interest and the other Offerees shall have timely exercised their rights to purchase, indicating in their written notices a desire to purchase a total percentage in excess of 100% of the Offered Interest, such Offerees shall be allocated shares of the Offered Interest pro rata in accordance with their percentage ownership of shares of Class B Stock.

          (b) In the event that any Offerees shall have timely elected to purchase all or a portion of the Offered Interest in accordance with Section 2.2(a), the Offering Stockholder shall sell the Offered Interest to such Offerees at the cash price and upon the terms and conditions set forth in the Offer, and the parties shall otherwise consummate said transaction no later than 45 days after the delivery of the Offer to the Offerees.

          (c) To the extent that the Offerees have not elected to purchase all of the Offered Interest, the Offering Stockholder may, within 90 days after the expiration of the Offerees' right to purchase referred to in Section 2.2(a), Transfer the Offered Interest to a Person other than a Permitted Transferee; provided, however, that such Transfer shall be effected at a price no less than the price specified in the Offer and on other terms and conditions no more favorable to the transferees than those contained in the Offer. After the expiration of such 90-day period, any proposed Transfer of all or any portion of the shares of Class B Stock held by the Offering Stockholder shall once again be subject to the provisions of this Section 2.2.

          Section 2.3 Transfers to Permitted Transferees. A Stockholder may Transfer its shares of Class B Stock to a Permitted Transferee who is not a party to this Agreement if and only if such Permitted Transferee (or the guardian or other legal representative) has agreed in writing to be bound by all of the terms and conditions of this Agreement.

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                                 ARTICLE III
                                VOTING AGREEMENT

          Section 3.1 Voting Agreement. Each Stockholder hereby agrees to vote all of its shares of Class B Stock or to cause all of its shares of Class B Stock to be voted as directed by a majority in interest of the outstanding shares of Class B Stock.

          Section 3.2 Stockholder Vote. For purposes of effecting the agreement set forth in Section 3.1, the Stockholders shall, within 5 days after receipt by the Stockholders of a notice from the Company calling for a meeting and vote of its stockholders upon any matter, vote (in accordance with their percentage ownership of shares of Class B Stock) to determine how the Stockholders shall vote their shares of Class B Stock pursuant to Section 3.1. The vote required by this Section 3.2 shall take place at the Company's principal executive offices and Stockholders may participate in such vote in person (which may include presence by telephone conference call) or by proxy. Any shares of Class B Stock not represented at such meeting shall be deemed to have voted against the matter presented by the Company for stockholder action.

          Section 3.3 Action by Written Consent. In the event that any Stockholder desires that the Stockholders take any action by written consent, the Stockholder proposing such action shall deliver to the other Stockholders a written notice setting forth the matter proposed to be acted upon by the Stockholders and setting forth the date, time and place of the meeting of Stockholders to consider and act upon the proposal (which meeting shall take place within 5 days after receipt by the Stockholders of such notice). At such meeting, the Stockholders shall vote (in accordance with their percentage ownership of shares of Class B Stock) to determine how the Stockholders shall vote their shares of Class B Stock pursuant to Section 3.1 for purposes of taking the proposed action. Stockholders may participate in the vote required by this Section 3.3 in person (which may include presence by telephone conference call) or by proxy. Any shares of Class B Stock not represented at such meeting shall be deemed to have voted against the matter presented by the proposing Stockholder.

                                   ARTICLE IV
                                 MISCELLANEOUS

          Section 4.1 Notices. Any notice, request, instruction or other document to be given hereunder by a party hereto shall be in writing and shall be deemed to have been given, (a) when received if delivered in person or by courier or a courier service, (b) on the date of transmission if sent by facsimile or other wire transmission, or (c) three days after being deposited in the U.S. mail, certified or registered mail, postage prepaid, in each case addressed as set forth on the signature pages hereto or to such other address as a party hereto may designate for itself by notice given as herein provided. Whenever this Agreement requires notice to be given, or requires an action to be taken, as of a certain date, such notice or action shall be deemed to have been timely

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given or taken if such notice is given or such action is taken prior to the date called for by the other provisions of this Agreement.

          Section 4.2 Binding Effect. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective heirs, legal representatives, executors, successors and permitted assigns.

          Section 4.3 Captions. The captions in this Agreement are for convenience of reference only and shall not be deemed to alter or affect any provision hereof or interpretation hereof.

          Section 4.4 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          Section 4.5 Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to the principles of conflicts of law thereof.

          Section 4.6 Assignment. Neither this Agreement nor any right or obligation hereunder is assignable in whole or in part, whether by operation of law or otherwise, by any party hereto except (i) with the prior written consent of each of the other parties and (ii) assignments made pursuant to, and in accordance with, the other terms of this Agreement in connection with Transfers of shares of Class B Stock made in accordance with the terms of this Agreement.

          Section 4.7 Waivers. The failure of any party hereto at any time or times to require performance of any provision hereof will in no way affect its right at a later time to require the performance of that provision. No waiver by any party of any condition or of any breach of any term or condition contained in this Agreement will be effective unless in writing. No waiver in any one or more instances will be deemed to be a further or continuing waiver of any condition or breach in any other instance or waiver of any other condition or breach.

          Section 4.8 Specific Performance. The parties acknowledge that monetary damages will be insufficient for a breach of many of the provisions of this Agreement. Therefore, each party agrees that, upon a breach of any provision of this Agreement, the nondefaulting party(ies) may sue for and obtain an injunction or specific performance of such provision in any appropriate court.

          Section 4.9 Entire Understanding. This Agreement sets forth the entire agreement and understanding of the parties hereto and supersedes any and all prior agreements, arrangements and understandings among the parties regarding the subject matter hereof.

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          Section 4.10  Severability. If any provision of this Agreement shall be held invalid, illegal or unenforceable, the validity, legality or enforceability of the other provisions hereof shall not be affected thereby, and there shall be deemed substituted for the provision at issue a valid, legal and enforceable provision as similar as possible to the provision at issue.

          Section 4.11 Amendments. This Agreement may be amended only by written agreement signed by all of the parties hereto.

          Section 4.12 Termination of Agreement. This Agreement shall terminate upon an agreement to terminate this Agreement by the written consent of the Stockholders holding two-thirds of the Class B Stock, or, as to any Stockholder, when such Stockholder ceases to be a Stockholder due to the Transfer of all of such Stockholder's shares of Class B Stock in accordance with this Agreement.

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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered effective as of the date first above written.


                         /s/ Phillip C. Yeager
                         ---------------------
                         Phillip C. Yeager
                         c/o Hub Group, Inc.
                         377 E. Butterfield Rd., Suite 700
                         Lombard, IL  60148


                         /s/ David P. Yeager
                         -------------------
                         David P. Yeager
                         c/o Hub Group, Inc.
                         377 E. Butterfield Rd., Suite 700
                         Lombard, IL  60148


                         Laura C. Yeager 1994 GST Trust


                         By:  /s/ David P. Yeager
                              -------------------
                              David P. Yeager
                              Trustee
                              c/o Hub Group, Inc.
                              377 E. Butterfield Rd., Suite 700
                              Lombard, IL  60148


                         Matthew D. Yeager 1994 GST Trust


                         By:  /s/ David P. Yeager
                              -------------------
                              David P. Yeager
                              Trustee
                              c/o Hub Group, Inc.
                              377 E. Butterfield Rd., Suite 700
                              Lombard, IL  60148


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                         Phillip D. Yeager 1994 GST Trust


                         By:  /s/ David P. Yeager
                              ---------------------
                              David P. Yeager
                              Trustee
                              c/o Hub Group, Inc.
                              377 E. Butterfield Rd., Suite 700
                              Lombard, IL  60148


                         /s/ Mark A. Yeager
                         ------------------
                         Mark A. Yeager
                         c/o Hub Group, Inc.
                         377 E. Butterfield Rd., Suite 700
                         Lombard, IL  60148


                         Alexander B. Yeager 1994 GST Trust


                         By:  /s/ Mark A. Yeager
                              ------------------
                              Mark A. Yeager
                              Trustee
                              c/o Hub Group, Inc.
                              377 E. Butterfield Rd., Suite 700
                              Lombard, IL  60148


                         Samantha N. Yeager 1994 GST Trust


                         By:  /s/ Mark A. Yeager
                              ------------------
                              Mark A. Yeager
                              Trustee
                              c/o Hub Group, Inc.
                              377 E. Butterfield Rd., Suite 700
                              Lombard, IL  60148


                         /s/ Debra A. Jensen
                         -------------------
                         Debra A. Jensen
                         c/o Hub Group, Inc.
                         377 E. Butterfield Rd., Suite 700
                         Lombard, IL  60148

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